Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

GOTHAM INDEX PLUS FUND

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated January 15, 2025 to the Statutory Prospectus dated February 1, 2024 for the Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Index Plus Fund, Gotham Large Value Fund, Gotham Enhanced S&P 500 Index Fund, Gotham Hedged Core Fund, Gotham Defensive Long 500 Fund, Gotham Total Return Fund, and Gotham Enhanced 500 Plus Fund (collectively, the “Gotham Funds”), as supplemented, and the Summary Prospectus for the Gotham Index Plus Fund dated February 1, 2024.

This information in this supplement updates and amends certain information contained in the Statutory Prospectus for the Gotham Funds with respect to the Gotham Index Plus Fund and Summary Prospectus for the Gotham Index Plus Fund, and should be read in conjunction with such document(s).

Effective immediately, the following tables replace the table in the section under “Expenses and Fees” for the Gotham Index Plus Fund (beginning on page 24 of the Statutory Prospectus and page 1 of the Summary Prospectus):

GOTHAM INDEX PLUS FUND

Shareholder Fees (fees paid directly from your investment):
	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees[1]	0.77%	0.77%
Distribution and/or Service (Rule 12b-1) Fees	None	0.25%
Acquired Fund Fees and Expenses (“AFFE”)[1]	0.23%	0.23%
Other Expenses[2]	0.24%	0.24%
Total Annual Fund Operating Expenses[1,3,4]	1.24%	1.49%
Fee Waivers and/or Expense Reimbursements[4]	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,3,4]	1.15%	1.40%

[1]	Effective February 1, 2021, (a) the investment advisory agreement between FundVantage Trust (the “Trust”), on behalf of the Fund, and Gotham Asset Management, LLC (“Gotham” or the “Adviser”) was amended to reduce the Fund’s annual investment advisory fee by the dollar amount of “total annual fund operating expenses after fee waivers” attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), and (b) the Fund’s expense limitation agreement was revised to limit the Fund’s “Other Expenses” to 0.15% with respect to Institutional Class shares and 0.15%, with respect to Investor Class shares (see footnote 4 below). With respect to item (a) above, the amount of such reduction shall be calculated based on the Fund’s average daily assets invested in an underlying fund and the “total annual fund operating expenses after fee waivers” disclosed in an underlying fund’s “Annual Fund Operating Expenses” table in the summary section of an underlying fund’s currently effective Prospectus. The effect of the reduction is intended to provide that Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 1.00% annual investment advisory fee paid by the Fund prior to February 1, 2021.

[2]	“Other Expenses” does not include direct or indirect costs associated with the swap(s) used by the Fund to obtain its long and short exposure. Costs associated with swaps include any fees paid to the swap counterparty, including on collateral delivered by the counterparty, and the costs associated with the underlying reference assets including dividend and interest expenses on securities sold short. Such costs have the effect of reducing the return of the swap(s). The Fund’s performance is net of all such embedded swap fees and expenses. Certain swap-related expenses incurred during the fiscal year ended September 30, 2023 were reclassified as interest expenses resulting in an increase to the reported operating expenses relating to the fiscal year ended September 30, 2023 as disclosed in the Fund’s September 30, 2024 Annual Financials and Additional Information. As a result of the reclassification, “other expenses” of the Fund inclusive of interest expenses for the fiscal year ended September 30, 2023 were 0.92%. The Fund’s adviser has discontinued the Fund’s use of collateral received from swap counterparties for investment purposes effective as of January 14, 2025. As a result of this change in policy, the Fund will no longer be subject to this interest expense on a going forward basis and has restated the “other expenses” line item in the above table accordingly.

[3]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s annual and semi-annual reports to shareholders on the financial highlights table, which reflects the operating expenses of the Fund and does not include AFFE.

[4]	Gotham has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.15%, with respect to Institutional Class shares, (on an annual basis) and 0.15%, with respect to Investor Class shares, (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees of FundVantage Trust (the “Trust”), such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.